UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21854

CITIGROUP ALTERNATIVE INVESTMENTS TRUST
(Exact name of registrant as specified in charter)

731 Lexington Avenue, 28th Floor
New York, NY 10022
(Address of principal executive offices) (Zip code)

Millie Kim, Esq.
Citigroup Alternative Investments LLC
731 Lexington Avenue, 28th Floor
New York, NY 10022
(Name and address of agent for service)

COPY TO:

Paul S. Schreiber, Esq.
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

(866) 832-9160
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2007

Date of reporting period:  December 31, 2007

Item 1. Report to Stockholders.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

FUND OVERVIEW AND COMMENTARY

After beginning the year generating solid after-tax returns, the Citigroup Alternative Investments Tax Advantaged Short Term Fund (“TASTe” or the “Fund”) was beset by the spreading sub-prime contagion, liquidity crunch, and market volatility affecting most fixed income funds and ended 2007 with a dissapointing net total return of -2.88% (-1.51% tax-equivalent1).  After the markets appeared to be recovering from the pronounced turmoil of August, late October saw a significant downturn as financial institutions disclosed significantly larger write-downs from sub-prime mortgage, CDO and LBO debt exposures.  Further concerns regarding the health of the financial sector and the overall economy ignited a severe flight-to-quality that has continued through the end of the year, pushing credit spreads on most fixed income sectors to near or above historically high levels.  Bond market liquidity has also declined due to capacity constraints on bank/broker balance sheets that have limited their ability to trade and offer credit.  The Fund underperformed during these market conditions primarily as a result of its exposure to preferred securities, municipal bond arbitrage and mortgage backed securities.  The preferred and MBS strategies have declined in value due to much higher credit spreads on bank, finance, insurance and mortgage related exposure.  The decline in longer-term Treasury yields compared to those on municipal bonds resulted in unrealized losses on taxable hedges (Treasuries), negatively impacting the municipal arbitrage strategy.  While over time we expect bond prices to recover as the markets stabilize to normal levels, the recent market volatility and widening of credit spreads on highly-rated bonds is historically significant and appears in our view to be excessive given the underlying credit profile.  The Fund continues, however, to maintain a high credit quality investment portfolio with over 90% of the securities rated “AAA” and no security rated below “A”.  In January 2008, S&P re-affirmed TASTe's credit rating at the AAAf level, but lowered the Fund's volatility rating to S2 (from S1) due to extreme market volatility.  Throughout, the Fund continues to generate steady levels of income, making monthly distributions in 2007 totaling 4.04% (5.50% tax-equivalent1).

SUMMARY OF RETURNS

Note:  Returns are calculated on a monthly compounding basis.

Past performance is no guarantee of future results.  Real results may vary. Investors cannot invest in an index.

1.
As described in the Prospectus, “tax-equivalence” refers to the concept that net returns realized by an investor in the Fund should be considered before the effect of any federal income taxes to be paid on the investment so that it may be consistently compared to other taxable investments with similar risk profiles.  Tax-equivalent basis assumes a 35% federal income tax rate; for some investors, a lower tax rate such as the 28% top Alternative Minimum Tax Rate may be more appropriate.  Certain generalizing assumptions were made when determining the taxability of each security, notably municipal income as tax exempt, preferred securities income of qualifying dividends at 15% and other securities at the full 35%, and therefore actual results may vary. After-tax returns do not reflect the impact of state and local taxes as described in this note.

2.	1-Month LIBOR (US0001M) is sourced from Bloomberg.

2

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

* See the “Investment Program” section of the Fund’s Prospectus.
** Certain Municipal Residuals are Structured Securities, which have a separate additional prospectus limit of 30%.

This report has been prepared by Citigroup Alternative Investments LLC (“CAI”), the Investment Advisor of the Fund, located at 731 Lexington Avenue, 24th Floor, New York, NY 10022, and is for the information of the holders of the Fund.  It is confidential and is not to be reproduced or shared with any other person.  Some of the information contained herein has been obtained from outside sources; while we believe these sources to be reliable, we do not represent that the information provided by them is accurate or complete and neither Citi nor any of its affiliates guarantees its accuracy or accepts liability for any direct or consequential losses arising from its use.

Past performance is no guarantee of future results.  Real results may vary.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost and current performance may be lower or higher than the performance data reflected in this report.  Investments may be subject to an upfront sales charge of up to 0.50%, subject to waiver.  The performance data does not reflect the deduction of any sales charge.  If reflected, a sales charge would reduce the stated performance.

The Prospectus contains additional information needed to evaluate the investment and provides important disclosures regarding risks, fees, and expenses.  You may obtain a copy of the Prospectus from your financial representative.

The opinions expressed herein or in the Fund’s offering documents may differ from opinions expressed by Citi or any of its other affiliates, and are not intended to be a forecast of future events or guarantee of future results.

© 2007 Citigroup Global Markets Inc.  Member SIPC.  Securities are offered through Citigroup Global Markets Inc. Smith Barney is a division and service mark of Citigroup Global Markets Inc. and its affiliates and is used and registered throughout the world.

INVESTMENT AND INSURANCE PRODUCTS: •NOT FDIC INSURED •NOT A BANK DEPOSIT
•NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY •NO BANK GUARANTEE •MAY LOSE VALUE

For any questions related to the Fund or this report, please contact your representative.

3

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

Shares or
Principal
Amount		Value
	OBLIGATIONS THAT PRIMARILY GENERATE TAX EXEMPT INCOME - 70.66%
	FLOATING RATE MUNICIPAL BONDS - 68.15%
	Alabama - 2.30%
	Alabama State Public School and College Authority Revenue (CS - FSA) (LF - JP Morgan Chase Bank)
$ 3,500,000	3.510%, 12/01/2015 (Acquired 12/21/07, Cost $3,500,000) (a)	$ 3,500,000
	Arizona - 4.26%
	Phoenix Arizona Civic Improvement Corporation Water System Revenue (CS - MBIA) (SPA - Merrill Lynch Capital Services) (Callable at $100.00 on 07/01/15)
4,480,000	3.510%, 07/01/2024 (Acquired 12/20/07, Cost $4,480,000) (a)	4,480,000
	Puttable Floating Option Tax Exempt Receipts Series PZ-254 (SPA - Merrill Lynch Capital Services) (Callable at $100.00 on 07/01/17)
2,000,000	3.590%, 07/01/2026 (Acquired 12/24/07, Cost $2,000,000) (a)	2,000,000
		6,480,000
	District of Columbia - 4.27%
	District of Columbia General Obligation (CS - FSA) (LF - JP Morgan Chase Bank)
5,000,000	3.500%, 12/01/2015 (Acquired 12/20/07, Cost $5,000,000) (a)	5,000,000
	District of Columbia General Obligation (CS - FSA) (SPA - Wachovia Bank N.A.) (Callable at $100.00 on 06/01/15)
1,490,000	3.500%, 06/01/2026 (Acquired 11/27/06, Cost $1,490,000) (a)	1,490,000
		6,490,000
	Florida - 1.31%
	Florida State Department Environmental Protection Preservation Revenue (CS - MBIA) (SPA - Wachovia Bank N.A.) (Callable at $101.00 on 07/01/17)
2,000,000	3.500%, 07/01/2023 (Acquired 12/20/07, Cost $2,000,000) (a)	2,000,000
	Indiana - 5.37%
	Eclipse Funding Trust - Indiana Public School Multi-School Building Corporation Revenue (CS - MBIA) (LF - U.S. Bank N.A.) (Callable at $100.00 on 01/15/17)
5,600,000	3.480%, 07/15/2024 (Acquired 06/11/07, Cost $5,600,000) (a)	5,600,000
	New Albany Floyd County Independent School Building Corporation Revenue (CS - FSA State Aid Withholding) (SPA - Wachovia Bank N.A.) (Callable at $100.00 on 01/15/18)
2,575,000	3.500%, 07/15/2025 (Acquired 12/20/07, Cost $2,575,000) (a)	2,575,000
		8,175,000
	Massachusetts - 4.80%
	Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue (LF - Dexia Credit Local)
3,990,000	3.480%, 07/01/2026 (Acquired 11/07/07 and 12/20/07, Cost $3,990,000) (a)	3,990,000
	Massachusetts State School Building Authority Dedicated Sales Tax Revenue (CS - AMBAC) (LF - JP Morgan Chase Bank)
3,310,000	3.480%, 08/15/2015 (Acquired 11/30/07, Cost $3,310,000) (a)	3,310,000
		7,300,000
	Nevada - 4.20%
	Clark County Nevada School District General Obligation (CS - AMBAC) (SPA - Wachovia Bank N.A.) (Callable at $100.00 on 06/15/17)
3,600,000	3.500%, 06/15/2025 (Acquired 01/12/07 and 01/25/07, Cost $3,600,000) (a)	3,600,000
	Las Vegas Valley Nevada Water District General Obligation (CS - FSA) (LF - JP Morgan Chase Bank)
2,785,000	3.500%, 06/01/2014 (Acquired 10/26/07, Cost $2,785,000) (a)	2,785,000
		6,385,000
	New Jersey - 8.54%
	Deutsche Bank Spears/Lifers Trust Various States Revenue (CS - FSA AMBAC) (LF - Deutsche Bank A.G.)
4,000,000	3.490%, 12/15/2036 (Acquired 11/08/07, Cost $4,000,000) (a)	4,000,000
	New Jersey State Turnpike Authority Revenue (CS - AMBAC) (SPA - Bank of New York)
5,000,000	3.500%, 01/01/2025 (Acquired 11/28/07, Cost $5,000,000) (a)	5,000,000

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

Shares or
Principal
Amount		Value
	New Jersey State Transportation Trust Fund Authority Revenue (CS - MBIA) (SPA - Wachovia Bank N.A.)
$ 3,990,000	3.500%, 12/15/2021 (Acquired 06/22/07, Cost $3,990,000) (a)	$ 3,990,000
		12,990,000
	New York - 1.67%
	Metropolitan Transportation Authority New York Revenue (CS - MBIA) (LF - JP Morgan Chase & Co.) (Callable at $100.00 on 11/15/12)
2,535,000	3.470%, 11/15/2018 (Acquired 12/28/07, Cost $2,535,000) (a)	2,535,000
	Oklahoma - 0.82%
	Oklahoma State Capital Improvement Authority State Facilities Revenue (CS - AMBAC) (SPA - Wachovia Bank N.A.) (Callable at $100.00 on 07/01/15)
1,250,000	3.500%, 07/01/2030 (Acquired 12/06/07, Cost $1,250,000) (a)	1,250,000
	Oregon - 2.12%
	Clackamas County Oregon School District Number 62 Oregon City General Obligation (CS - School Bond Guaranty) (LF - JP Morgan Chase & Co.)
3,220,000	3.510%, 06/15/2009 (Acquired 05/18/07, Cost $3,220,000) (a)	3,220,000
	Texas - 17.28%
	Austin Trust Various States Revenue (CS - AMBAC) (LF - Bank of America N.A.) (Callable at $100.00 on 12/01/16)
6,500,000	3.500%, 12/01/2027 (Acquired 04/27/07, Cost $6,500,000) (a)	6,500,000
	Austin Trust Various States Revenue (CS - FSA) (LF - Bank of America N.A.) (Callable at $100.00 on 08/01/08)
5,000,000	3.470%, 08/01/2037 (Acquired 12/20/07, Cost $5,000,000) (a)	5,000,000
	Austin Trust Various States Revenue (LF - Bank of America N.A.)
5,000,000	3.500%, 08/15/2021 (Acquired 12/20/07, Cost $5,000,000) (a)	5,000,000
	Brownsville Texas Utility System Revenue (CS - AMBAC) (LF - Deutsche Bank A.G.) (Callable at $100.00 on 09/01/15)
400,000	3.490%, 09/01/2021 (Acquired 12/20/07, Cost $400,000) (a)	400,000
	Clear Creek Texas Independent School District General Obligation (CS - FSA) (SPA - Wachovia Bank N.A.) (Callable at $100.00 on 02/15/15)
2,000,000	3.500%, 02/15/2029 (Acquired 08/01/06, Cost $2,000,000) (a)	2,000,000
	Denton Texas Independent School District General Obligation (CS - Public School Fund - Guaranteed) (SPA - Bank of America N.A.)
6,615,000	3.430%, 08/01/2035	6,615,000
	Eclipse Funding Trust - Texas Southmost College District General Obligation (CS - AMBAC) (LF - U.S. Bank N.A.) (Callable at $100.00 on 02/15/15)
775,000	3.480%, 02/15/2026 (Acquired 09/13/06, Cost $775,000) (a)	775,000
		26,290,000
	Utah - 1.74%
	Salt Lake County Utah Sales Tax Revenue (SPA - Merrill Lynch Capital Services) (Callable at $100.00 on 08/01/15)
2,650,000	3.700%, 08/01/2025 (Acquired 12/17/07, Cost $2,650,000) (a)	2,650,000
	Virginia - 0.71%
	Loudoun County Virginia General Obligation (LF - JP Morgan Chase Bank)
1,080,000	3.510%, 05/01/2012 (Acquired 09/29/06, Cost $1,080,000) (a)	1,080,000

	Washington - 8.76%
	Central Puget Sound Washington Regional Transit Authority Sales and Use Tax Revenue (CS - AMBAC) (LF - JP Morgan Chase Bank)
2,220,000	3.510%, 11/01/2012 (Acquired 01/31/07 and 06/15/07, Cost $2,200,000) (a)	2,220,000
	Central Puget Sound Washington Regional Transit Authority Sales and Use Tax Revenue (CS - FSA) (SPA - Wachovia Bank N.A.) (Callable at $100.00 on 11/01/17)
1,000,000	3.500%, 11/01/2032 (Acquired 12/20/07, Cost $1,000,000) (a)	1,000,000

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

Shares or
Principal
Amount		Value
	Energy Northwest Washington Electric Revenue (CS - AMBAC) (LF - JP Morgan Chase & Co.) (Callable at $100.00 on 07/01/12)
$ 2,700,000	3.510%, 07/01/2018 (Acquired 03/02/07, Cost $2,700,000) (a)	$ 2,700,000
	King County Washington Sewer Revenue (CS - FSA) (LF - JP Morgan Chase Bank)
1,895,000	3.510%, 01/01/2014 (Acquired 10/30/06, Cost $1,895,000) (a)	1,895,000
	Washington State General Obligation (CS - AMBAC) (LF - JP Morgan Chase Bank)
275,000	3.510%, 01/01/2013 (Acquired 10/27/06, Cost $275,000) (a)	275,000
	Washington State General Obligation (CS - MBIA) (LF - JP Morgan Chase Bank)
1,060,000	3.520%, 12/01/2014 (Acquired 09/19/06, Cost $1,060,000) (a)	1,060,000
	Washington State General Obligation (CS - MBIA) (SPA - Wachovia Bank N.A.) (Callable at $100.00 on 06/01/13)
1,000,000	3.500%, 12/01/2025 (Acquired 12/17/07, Cost $1,000,000) (a)	1,000,000
	Washington State General Obligation (CS - MBIA-IBC) (SPA - Wachovia Bank N.A.)
3,170,000	3.500%, 05/01/2018 (Acquired 09/13/06, Cost $3,170,000) (a)	3,170,000
		13,320,000
	TOTAL FLOATING RATE MUNICIPAL BONDS (Cost $103,665,000) (b)	103,665,000

	RESIDUAL CERTIFICATES - 2.51%
	California - 0.09%
	J.P. Morgan Securities Inc. Tax-Exempt Muni-HD Trust Series 109 Non-Recourse Variable Rate Residual
1,045,000	Certificates (SPA - The Bank of New York) (LF - JP Morgan Chase Bank) (Acquired 08/01/07, Cost $1,042,894) (a) (c)	690,005
	Bond: $10,000,000 Los Angeles California Unified School District General Obligation (CS - FSA)
	(Callable at $100.00 on 07/01/17)
	5.000%, 07/01/2028
	Merrill Lynch Capital Services Inc. Non-Recourse Variable Rate Residual Certificates (Acquired 01/10/07, Cost $7,286) (a) (c)
	Residual Interest Tax-Exempt Securities Receipts Series PT-3852 Variable Rate Certificate
	(relating to $20,000,000 Los Angeles California Unified School District General Obligation Refunding,
5,000	4.500%, 07/01/2025 (CS - MBIA) (Callable at $100.00 on 07/01/17))	(224,200)
	Non-Recourse Interest Rate Swap, Rate to Receive - 3-Month LIBOR, Rate to Pay 5.229%
9,600,000	Expiration Date 07/15/2025 (d)	(327,541)
		(551,741)
		138,264
	Colorado - 0.65%
	J.P. Morgan Securities Inc. Tax-Exempt Muni-HD Trust Series 111 Non-Recourse Variable Rate Residual
1,039,000	Certificates (SPA - The Bank of New York) (LF - JP Morgan Chase Bank) (Acquired 08/24/07, Cost $1,037,412) (a) (c)	985,272
	Bond: $10,000,000 Colorado State Board of Governors University Enterprise System Revenue (CS - FGIC)
	(Callable at $100.00 on 03/01/17)
	5.250%, 03/01/2027

	Florida - (0.36)%
	Merrill Lynch Capital Services Inc. Non-Recourse Variable Rate Residual Certificates (Acquired 12/14/06, Cost ($979)) (a) (c)
	Residual Interest Tax-Exempt Securities Receipts Series PT-3819 Variable Rate Certificate
	(relating to $12,590,000 Florida State Turnpike Authority Turnpike Revenue,
5,000	4.750%, 07/01/2031 (CS - MBIA) (Callable at $101.00 on 07/01/16))	(436,421)
	Non-Recourse Interest Rate Swap, Rate to Receive - 3-Month LIBOR, Rate to Pay 5.137%
5,700,000	Expiration Date 07/15/2031 (d)	(104,017)
		(540,438)

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

Shares or
Principal
Amount		Value
	Illinois - 0.46%
	J.P. Morgan Securities Inc. Tax-Exempt Muni-HD Trust Series 110 Non-Recourse Variable Rate Residual
$ 685,000	Certificates (SPA - The Bank of New York) (LF - JP Morgan Chase Bank) (Acquired 08/21/07, Cost $689,091) (a) (c)	$ 698,740
	Bond: $6,690,000 De Witt Ford Et Cetera Counties Illinois Community College District Number 540 General
	Obligation (CS - FSA)
	(Callable at $100.00 on 12/01/17)
	5.000%, 12/01/2022

	Indiana - (0.17)%
	Merrill Lynch Capital Services Inc. Non-Recourse Variable Rate Residual Certificates (Acquired 03/15/07, Cost $7,704) (a) (c)
	Residual Interest Tax-Exempt Securities Receipts Series PT-3985 Variable Rate Certificate
	(relating to $10,000,000 Indiana Finance Authority Highway Revenue Refunding,
5,000	4.500%, 12/01/2024 (CS - FGIC) (Callable at $100.00 on 12/01/16))	(95,800)
	Non-Recourse Interest Rate Swap, Rate to Receive - 3-Month LIBOR, Rate to Pay 5.208%
5,200,000	Expiration Date 12/15/2024 (d)	(163,259)
		(259,059)
	Texas - 1.84%
	J.P. Morgan Securities Inc. Tax-Exempt Muni-HD Trust Series 108 Non-Recourse Variable Rate Residual
1,820,000	Certificates (SPA - The Bank of New York) (LF - JP Morgan Chase Bank) (Acquired 06/29/07, Cost $1,816,455) (a) (c)	1,266,713
	Bond: $4,600,000; $6,385,000; $6,685,000 Frisco Texas General Obligation (CS - AMBAC)
	(Callable at $100.00 on 02/15/17)
	5.000%, 02/15/2025; 02/15/2026; 02/15/2027, respectively
	J.P. Morgan Securities Inc. Tax-Exempt Muni-HD Trust Series 112 Non-Recourse Variable Rate Residual
497,500	Certificates (SPA - The Bank of New York) (LF - JP Morgan Chase Bank) (Acquired 08/21/07, Cost $498,459) (a) (c)	576,347
	Bond: $5,000,000 Clear Creek Texas Independent School District General Obligation (CS - Public School Fund -
	Guaranteed)
	(Callable at $100.00 on 02/15/17)
	5.000%, 02/15/2033
	J.P. Morgan Securities Inc. Tax-Exempt Muni-HD Trust Series 113 Non-Recourse Variable Rate Residual
773,500	Certificates (SPA - The Bank of New York) (LF - JP Morgan Chase Bank) (Acquired 08/21/07, Cost $780,423) (a) (c)	954,378
	Bond: $7,980,000 Fort Bend County Texas General Obligation (CS - MBIA) (Callable at $100.00 on 03/01/17)
	4.750%, 03/01/2027
		2,797,438
	TOTAL RESIDUAL CERTIFICATES (Cost $5,878,745)	3,820,217
	TOTAL OBLIGATIONS THAT PRIMARILY GENERATE TAX EXEMPT INCOME (Cost $109,543,745)	107,485,217

	PREFERRED SECURITIES - 12.90%
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES - 6.62%
	Capital Markets - 0.74%
2,500	Goldman Sachs Group Inc. Series B 6.200% (Callable at $25.00 on 10/31/10)	57,225
18,500	Goldman Sachs Group Inc. Series C 5.637% (Callable at $25.00 on 10/31/10)	429,200
1,600	Lehman Brothers Holdings Inc. Series F 6.500% (Callable at $25.00 on 08/31/08)	34,608
34,500	Merrill Lynch & Company Inc. Series 5 5.482% (Callable at $25.00 on 05/21/12)	603,750
200	Morgan Stanley Group Inc. Series A 4.958% (Callable at $25.00 on 07/15/11)	4,230
		1,129,013

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

Shares or
Principal
Amount		Value
	Commercial Banks - 3.14%
$ 31,100	ABN AMRO Capital Funding Trust V Series E 5.900% (Callable at $25.00 on 07/03/08)	$ 564,465
6,100	ABN AMRO Capital Funding Trust VII Series G 6.080% (Callable at $25.00 on 02/18/09)	113,338
2,767	Banco Santander Central Hispano SA Series 1 6.410% (Callable at $25.00 on 03/11/09)	61,012
1,900	Barclays Bank PLC Series 2 6.625% (Callable at $25.00 on 09/15/11)	41,268
4,000	Barclays Bank PLC Series 3 7.100% (Callable at $25.00 on 12/15/12)	95,000
19,700	Deutsche Bank Capital Funding Trust II 6.550% (Callable at $25.00 on 05/23/17)	425,717
18,461	Deutsche Bank Capital Funding Trust VIII 6.375% (Callable at $25.00 on 10/18/11)	391,558
17,000	HSBC Holdings PLC Series A 6.200% (Callable at $25.00 on 12/16/10)	346,290
17,000	HSBC USA Inc. Series H 6.500% (Callable at $25.00 on 07/01/11)	374,170
30,600	Royal Bank of Scotland Group PLC Series L ADR 5.750% (Callable at $25.00 on 09/30/09)	547,737
700	Royal Bank of Scotland Group PLC Series M ADR 6.400% (Callable at $25.00 on 09/30/09)	13,839
12,800	Royal Bank of Scotland Group PLC Series N ADR 6.350% (Callable at $25.00 on 06/30/10)	251,264
	Santander Finance Preferred SA Unipersonal 144A 6.500% (Callable at $25.00 on 01/31/17)
2,056	(Acquired 08/21/07, Cost $45,551) (a)	42,791
26,483	Santander Finance Preferred SA Unipersonal 6.800% (Callable at $25.00 on 11/21/11)	583,950
30,000	SunTrust Banks Inc. Series A 5.521% (Callable at $25.00 on 09/15/11)	616,800
400	US Bancorp Series B 5.843% (Callable at $25.00 on 04/15/11)	8,692
11,500	Wachovia Corporation Series J 8.000% (Callable at $25.00 on 12/15/17)	290,950
		4,768,841
	Diversified Financial Services - 0.81%
29,600	Bank of America Corporation Series D 6.204% (Callable at $25.00 on 09/14/11)	642,320
5,000	Bank of America Corporation Series J 7.250% (Callable at $25.00 on 11/01/12)	128,250
400	SG Preferred Capital II 6.614% (Callable at $100.00 on 12/15/11)	417,000
2,000	Wells Fargo Capital Trust IV 7.000% (Callable at $25.00 on 02/22/08)	46,200
		1,233,770
	Insurance - 1.27%
4,700	Aegon NV Series 1 5.866% (Callable at $25.00 on 12/15/10)	83,425
2,000	Aegon NV 6.375% (Callable at $25.00 on 06/15/15)	39,500
30,300	Aegon NV 6.875% (Callable at $25.00 on 09/15/11)	642,154
13,900	ING Groep NV 7.050% (Callable at $25.00 on 03/15/08)	304,410
2,800	ING Groep NV 7.200% (Callable at $25.00 on 02/22/08)	62,776
8,200	ING Groep NV 7.375% (Callable at $25.00 on 10/15/12)	195,078
26,700	Prudential PLC 6.500% (Callable at $25.00 on 09/23/10)	538,806
3,000	Prudential PLC 6.750% (Callable at $25.00 on 09/23/09)	61,020
		1,927,169
	Thrifts & Mortgage Finance - 0.66%
700	Freddie Mac Series P 6.000% (Callable at $50.00 on 02/22/08)	28,000
10,400	Freddie Mac Series R 5.700% (Callable at $50.00 on 02/22/08)	405,600
9,500	Freddie Mac Series V 5.570% (Callable at $25.00 on 12/31/11)	182,875
11,000	Freddie Mac Series Y 6.550% (Callable at $25.00 on 09/30/17)	255,750
5,000	Freddie Mac Series Z 8.375% (Callable at $25.00 on 12/31/12)	130,750
		1,002,975
	TOTAL $25 PAR (OR SIMILAR) PREFERRED SECURITIES (Cost $11,864,244)	10,061,768

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

Shares or
Principal
Amount		Value
	CAPITAL PREFERRED SECURITIES - 6.28%
	Commercial Banks - 5.40%
	BBVA International Preferred SA Unipersonal 144A 5.919% (Callable at $100.00 on 04/18/17)
$ 1,000,000	(Acquired 03/22/07 and 05/08/07, Cost $996,523) (a)	$ 875,329
500,000	BNP Paribas 144A 5.186% (Callable at $100.00 on 06/29/15) (Acquired 10/10/06, Cost $475,452) (a)	455,061
500,000	BNP Paribas 144A 7.195% (Callable at $100.00 on 06/25/37) (Acquired 08/22/07, Cost $489,329) (a)	492,955
	Commonwealth Bank of Australia 144A 6.024% (Callable at $100.00 on 03/15/16)
800,000	(Acquired 10/05/06 through 11/16/06, Cost $803,450) (a)	745,642
1,000,000	Credit Agricole SA 144A 6.637% (Callable at $100.00 on 05/31/17) (Acquired 05/24/07, Cost $1,000,000) (a)	927,751
500,000	Danske Bank A/S 144A 5.914% (Callable at $100.00 on 06/16/14) (Acquired 03/16/07, Cost $508,041) (a)	473,066
	HBOS PLC Series A ADR 144A 6.413% (Callable at $100.00 on 10/01/35) (Acquired 11/08/06 through 05/08/07,
1,000,000	Cost $997,716) (a)	813,655
	Lloyds TSB Group PLC 144A 6.267% (Callable at $100.00 on 11/14/16) (Acquired 12/04/06 and 05/08/07,
1,000,000	Cost $1,000,495) (a)	907,190
	National Capital Trust II 144A 5.486% (Callable at $100.00 on 03/23/15) (Acquired 09/12/06 and 11/08/06,
800,000	Cost $767,588) (a)	731,034
500,000	Nordea Bank AB 144A 5.424% (Callable at $100.00 on 04/20/15) (Acquired 09/05/06, Cost $472,486) (a)	452,054
500,000	Societe Generale 144A 5.922% (Callable at $100.00 on 04/05/17) (Acquired 05/08/07, Cost $501,159) (a)	462,676
1,000,000	Westpac Capital Trust IV 144A 5.256% (Callable at $100.00 on 03/31/16) (Acquired 05/22/07, Cost $953,343) (a)	878,940
		8,215,353
	Diversified Financial Services - 0.88%
500,000	ANZ Capital Trust II 144A 5.360% (Callable at $100.00 on 12/15/13) (Acquired 09/13/06, Cost $482,832) (a)	466,765
900,000	UBS Preferred Funding Trust V Series 1 6.243% (Callable at $100.00 on 05/15/16)	866,573
		1,333,338
	TOTAL CAPITAL PREFERRED SECURITIES (Cost $10,357,616)	9,548,691
	TOTAL PREFERRED SECURITIES (Cost $22,221,860)	19,610,459

	ASSET BACKED SECURITIES AND MORTGAGE BACKED SECURITIES - 47.50%
	AGENCY MORTGAGE BACKED SECURITIES - 5.61%
	Federal National Mortgage Association Pool 884759
8,435,296	5.620%, 08/01/2036 (e)	8,530,405
	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost $8,497,606)	8,530,405

	ASSET BACKED SECURITIES - 22.36%
	Countrywide Asset-Backed Certificates Series 2006-S8 Class A3
5,000,000	5.555%, 04/25/2036	4,718,815
	GSAA Home Equity Trust Series 2006-18 Class AF3A
10,000,000	5.772%, 11/25/2036 (e)	10,085,930
	Lehman XS Trust Series 2006-8 Class 3A3
5,000,000	6.320%, 06/25/2036	5,061,195
	Morgan Stanley Mortgage Loan Trust Series 2006-15XS Class A2A
5,000,000	5.816%, 11/25/2036 (e)	5,042,166
	Morgan Stanley Mortgage Loan Trust Series 2006-17XS Class A3A
5,000,000	5.651%, 10/25/2046	4,660,810
	TBW Mortgage Backed Pass Through Certificate Series 2006-6 Class A3
5,000,000	5.750%, 01/25/2037 (e)	4,447,964
	TOTAL ASSET BACKED SECURITIES (Cost $35,099,574)	34,016,880

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

Shares or
Principal
Amount		Value
	COMMERCIAL MORTGAGE BACKED SECURITIES - 5.89%
	Merrill Lynch/Countrywide Commercial Mortgage Series 2007-6 Class AM
$ 5,000,000	5.526%, 03/12/2051 (e)	$ 4,925,699
	Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1 Class A2
4,000,000	5.439%, 02/12/2039 (e)	4,035,209
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $8,965,604)	8,960,908

	RESIDENTIAL MORTGAGE BACKED SECURITIES - 13.64%
	Bear Stearns Alt-A Trust Series 2006-3 Class 31A1
4,185,162	5.547%, 05/25/2036 (e)	4,132,071
	Countrywide Home Loans Series 2007-HYB1 Class 3A1
7,162,315	5.651%, 03/25/2037 (e)	7,024,532
	Countrywide Home Loans Series 2007-J2 Class 1A1
4,831,381	6.000%, 07/25/2037	4,886,522
	Credit Suisse Mortgage Capital Certification Series 2007-4 Class 5A1
4,726,286	6.000%, 06/25/2037 (e)	4,701,625
	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $20,949,340)	20,744,750
	TOTAL ASSET BACKED SECURITIES AND MORTGAGE BACKED SECURITIES (Cost $73,512,124)	72,252,943

	SHORT TERM INVESTMENTS - 2.00%
	Commercial Paper - 2.00%
	U. S. Bank Commercial Paper
3,049,572	4.200%, 01/02/2008	3,049,572
	TOTAL SHORT TERM INVESTMENTS (Cost $3,049,572)	3,049,572

	Total Investments (Cost $208,327,301) - 133.06%	$ 202,398,191
	Liabilities in Excess of Other Assets - (33.06)%	(50,285,448)
	TOTAL NET ASSETS - 100.00%	$ 152,112,743

Percentages are stated as a percent of net assets.

(a)	Restricted security under Rule 144A of the Securities Act of 1933.
(b)	Class of securities are earmarked as cover for all leveraging transactions.
(c)	Variable rate of residual certificate is dependent on the performance of the underlying bond.
(d)	Interest rate swap held as part of non-recourse residual certificates.
(e)	All or a portion of the security sold under a reverse repurchase agreement.

AMBAC	American Municipal Bond Assurance Corporation
ADR	American Depository Receipt
CS	Credit Support
FGIC	Financial Guaranty Insurance Company
FSA	Financial Services Authority
LF	Liquidity Facility
MBIA	Municipal Bond Investor Assurance Insurance Corporation
SPA	Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CONSOLIDATED SCHEDULE OF SECURITIES SOLD SHORT
DECEMBER 31, 2007

Shares or
Principal
Amount		Value
	Federal National Mortgage Association TBA
$ 5,000,000	6.000%, 01/25/2022 (a)	$5,115,625
	TOTAL SECURITIES SOLD SHORT (Proceeds $5,097,656)	$5,115,625

(a)	When-issued security.

The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CONSOLIDATED SCHEDULE OF REVERSE REPURCHASE AGREEMENTS
DECEMBER 31, 2007

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Par
Goldman Sachs & Company	5.000%	12/14/2007	01/16/2008	$(8,358,845)	$(8,338,000)
Goldman Sachs & Company	5.460%	12/17/2007	01/16/2008	(4,538,301)	(4,528,000)
Goldman Sachs & Company	5.750%	12/03/2007	01/03/2008	(3,845,731)	(3,828,000)
Goldman Sachs & Company	5.750%	12/03/2007	01/03/2008	(8,820,668)	(8,780,000)
Merrill Lynch Government Securities Inc.	5.500%	12/10/2007	01/10/2008	(3,815,782)	(3,803,000)
Merrill Lynch Government Securities Inc.	5.545%	12/05/2007	01/03/2008	(4,497,627)	(4,479,000)
UBS Securities LLC	5.400%	12/19/2007	01/09/2008	(1,327,584)	(1,325,000)
UBS Securities LLC	5.400%	12/19/2007	01/09/2008	(2,323,522)	(2,319,000)
UBS Securities LLC	5.400%	12/19/2007	01/09/2008	(2,714,283)	(2,709,000)
UBS Securities LLC	5.400%	12/19/2007	01/09/2008	(4,529,816)	(4,521,000)
UBS Securities LLC	5.450%	12/18/2007	01/09/2008	(4,363,228)	(4,354,000)
				$(49,135,387)	$(48,984,000)

The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

ASSETS:
Investments, at value (cost $208,327,301)	$202,398,191
Receivable for securities sold	10,196,250
Variation margin receivable	87,157
Interest and dividends receivable	1,571,391
Deposit at brokers	2,272,692
Cash	38,526
Other assets	119,494
Total Assets	216,683,701

LIABILITIES:
Securities sold short, at value (Proceeds of $5,097,656)	5,115,625
Reverse repurchase agreements	48,984,000
Interest payable on reverse repurchase agreements	151,387
Unrealized depreciation on interest rate swap contracts	1,525,963
Payable for securities purchased	5,081,997
Payable to Adviser	73,279
Subscriptions received in advance	2,800,000
Dividends payable	674,248
Accrued expenses	164,459
Total Liabilities	64,570,958
NET ASSETS	$152,112,743

NET ASSETS CONSIST OF:
Paid in capital	$162,670,981
Accumulated net investment loss	(42,777)
Accumulated net realized loss on investments, futures contracts closed, securities sold short,
interest rate swap contracts and credit default swap contracts	(2,676,113)
Net unrealized depreciation on:
Investments	(5,929,110)
Futures contracts	(366,306)
Securities sold short	(17,969)
Interest rate swap contracts	(1,525,963)
TOTAL NET ASSETS	$152,112,743

Shares outstanding (unlimited number of shares authorized at $0.00001
par value per share)	16,236,480
Net asset value per share	9.37
Public offering price per share ($9.37 divided by 0.995*)	$9.42
*Reflects current maximum 0.50% up-front sales charge

The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
Interest income	$10,067,420
Dividend income	701,991
Total investment income	10,769,411

EXPENSES:
Investment advisory fees	1,190,407
Administration fees	143,027
Custody fees	29,408
Transfer agent fees and expenses	7,162
Professional fees and expenses	331,081
Registration fees	24,042
Insurance expense	29,320
Trustees' fees and expenses	34,915
Mailing to shareholders	8,893
Interest on securities sold short, reverse repurchase agreements and credit default swap contracts	3,079,204
Offering costs	276,252
Organization costs	27,681
Futures and residual certificates commissions	75,258
MBS subsidiary fees (See Note 2)	1,110
Other expenses	8,065
Total expenses before expense waivers	5,265,825
Expense waivers (See Note 5)	(563,175)
Net expenses	4,702,650

NET INVESTMENT INCOME	6,066,761

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	(1,136,575)
Futures contracts closed	(1,826,077)
Securities sold short	(99,620)
Interest rate swap contracts	775,926
Credit default swap contracts	9,488
Net realized loss	(2,276,858)
Change in unrealized depreciation on:
Investments	(6,062,679)
Futures contracts	(540,650)
Securities sold short	(17,969)
Interest rate swap contracts	(1,735,250)
Net change in unrealized depreciation	(8,356,548)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(10,633,406)
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$(4,566,645)

The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	FOR THE YEAR	AUGUST 1, 2006 (1)
	ENDED	THROUGH
	DECEMBER 31, 2007	DECEMBER 31, 2006

OPERATIONS:
Net investment income	$6,066,761	$1,694,689
Net realized loss on investments, futures contracts closed, securities sold short,
interest rate swap contracts and credit default swap contracts	(2,276,858)	(232,845)
Change in unrealized appreciation (depreciation) on investments,
futures contracts, securities sold short and interest rate swap contracts	(8,356,548)	517,200
Net increase (decrease) in net assets resulting from operations	(4,566,645)	1,979,044
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(6,308,306)	(1,702,873)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	59,758,030	144,107,775
Reinvestment of distributions	4,708,805	744,994
Cost of shares repurchased	(45,341,581)	(1,266,500)
Net increase in net assets resulting from capital share transactions	19,125,254	143,586,269
TOTAL INCREASE IN NET ASSETS	8,250,303	143,862,440
NET ASSETS:
Beginning of period	143,862,440	–
End of period (including accumulated net investment income (loss)
of ($42,777) and $10,401, respectively)	$152,112,743	$143,862,440

SHARES ISSUED AND REPURCHASED:
Shares sold	5,964,943	14,386,345
Shares issued in reinvestment of distributions	475,112	74,274
Shares repurchased	(4,538,049)	(126,145)
Net increase in shares outstanding resulting from capital share transactions	1,902,006	14,334,474

(1) Commencement of Operations

The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(4,566,645)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities:
Net realized (gain) loss on:
Investments	1,136,575
Securities sold short	99,620
Change in unrealized appreciation (depreciation) on:
Investments	6,062,679
Securities sold short	17,969
Interest rate swap contracts	1,735,250
Amortization of premium on investments	54,744
Changes in assets and liabilities:
Receivable for securities sold	(10,176,250)
Variation margin receivable	(14,851)
Interest and dividends receivable	(144,810)
Deposit at brokers	(2,272,692)
Deferred offering costs	275,752
Other assets	(103,608)
Net proceeds from reverse repurchase agreements	(11,085,000)
Interest payable on reverse repurchase agreements	(38,734)
Payable for securities purchased	2,659,293
Payable to Adviser	225,115
Accrued expenses	(116,957)
Purchases of long term investments	(432,433,915)
Cover of securities sold short	(75,503,527)
Purchases of short term investments	(1,194,335,247)
Proceeds from sales of long term investments	436,618,642
Proceeds from securities sold short	80,501,563
Proceeds from sales/maturities of short term investments	1,191,925,339
Paydowns of investments	4,381,459
NET CASH USED BY OPERATING ACTIVITIES	(5,098,236)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	59,758,030
Payment on shares repurchased	(45,341,581)
Distributions to shareholders paid	(1,503,637)
Decrease in subscriptions received in advance	(7,540,000)
Decrease in overdraft due to custodian	(236,050)
NET CASH PROVIDED BY FINANCING ACTIVITIES	5,136,762
NET CHANGE IN CASH FOR THE PERIOD	38,526

CASH, BEGINNING OF PERIOD	–
CASH, END OF PERIOD	$38,526

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities include reinvestment of distributions of $4,708,805 and change in dividends payable of $95,864.
Cash paid for interest on securities sold short, reverse repurchase agreements and credit default swap contracts of $3,117,938.

The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

	FOR THE YEAR	AUGUST 1, 2006(1)
	ENDED	THROUGH
Per Share Data:	DECEMBER 31, 2007	DECEMBER 31, 2006

Net asset value, beginning of period	$10.04	$10.00

Income from investment operations:
Net investment income(2)	0.38	0.17
Net realized and unrealized gains (losses) on investments	(0.66)	0.04
Total from investment operations	(0.28)	0.21

Less distributions from net investment income	(0.39)	(0.17)

Net asset value, end of period	$9.37	$10.04

Total return	(2.88)%	2.15%

Supplemental data and ratios:
Net assets, end of period (000's)	$152,113	$143,862
Ratio of total expenses to average net assets	3.32%	3.99%	(3)
Ratio of interest on securities sold short, reverse repurchase agreements and credit default swap contracts and futures and residual certificates
commissions to average net assets	1.99%	2.05%	(3)
Ratio of expenses to average net assets excluding interest on securities sold short, reverse repurchase agreements and credit default swap contracts and futures and residual certificates commissions:
Before expense waivers	1.33%	1.94%	(3)
After expense waivers	0.98%	0.18%	(3)
Ratio of net investment income to average net assets	3.83%	4.25%	(3)
Portfolio turnover rate	203%	176%

(1)	Commencement of operations.
(2)	Net investment income per share before interest on securities sold short, reverse repurchase agreements and credit default swap contracts and futures and residual certificates commissions for the periods ended December 31, 2007 and December 31, 2006 was $0.57 and $0.27, respectively.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

Note 1: Organization

Citigroup Alternative Investments Tax Advantaged Short Term Fund (the “Fund”) is a separate series of the Citigroup Alternative Investments Trust (the “Trust”), a Delaware statutory trust.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company.  The investment objective of the Fund is to seek to maximize income on a tax equivalent basis while managing risks to capital.

The Fund’s registration statement filed with the Securities and Exchange Commission (the “SEC”) was declared effective on June 12, 2006.  The Fund commenced operations on August 1, 2006.  The Fund’s most recent post-effective amendment was declared effective by the SEC on March 30, 2007.

The Fund may from time to time repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and otherwise on those terms and conditions as the Board of Trustees may determine in its sole discretion.  Each such repurchase offer will generally apply to up to 50% of the net assets of the Fund.  In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendation of Citigroup Alternative Investments LLC, a Delaware limited liability company (the “Adviser”).  The Fund’s initial share repurchase occurred on November 30, 2006, and the Adviser expects that it will recommend to the Board of Trustees that the Fund thereafter offer to repurchase shares from shareholders on at least a quarterly basis.

Note 2: Investment in Wholly-Owned Subsidiary

On March 13, 2007, the Fund established TASTe Strategies Ltd., a wholly owned subsidiary incorporated as a limited company under the laws of the Cayman Islands (the "MBS Subsidiary").  The Fund may invest up to 25% of its total assets in shares of the MBS Subsidiary. The MBS Subsidiary is exempt from registration as an investment company under the 1940 Act and, unless otherwise noted in the Prospectus, will not be subject to all of the investor protections of that Act.  These financial statements reflect the consolidated operations of the Fund and the MBS Subsidiary.  All intercompany accounts have been eliminated in the consolidation.

The MBS Subsidiary bears fees and expenses incurred in connection with the advisory, administration, custody, transfer agency, legal and audit services that it receives.  As the sole shareholder of the MBS Subsidiary, the Fund bears these fees and expenses indirectly; however, it also is anticipated that the Fund’s own expenses will be reduced to some extent as a result of the payment of these expenses at the level of its subsidiary.  It therefore is expected that the Fund’s investment in the MBS Subsidiary will not result in the Fund paying duplicative fees for similar services provided to both the Fund and its subsidiary.  In addition, the Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the MBS Subsidiary, such that no additional management fees will be borne by the Fund as a result of its investment in the MBS Subsidiary.  The MBS Subsidiary fees on the Statement of Operations represent costs for the continued existence of the MBS Subsidiary.

Note 3: Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

(a)
Net Asset Valuation – The net asset value of the Fund is determined as of the last business day of each month.  In determining the Fund’s net asset value, the investments of the Fund are valued as of such month-end.

U.S. exchange listed and NASDAQ traded equity securities (other than options) are valued at their closing sale prices as reported on the exchange on which those securities are primarily traded.  If no sales of those securities are reported on a particular day, the securities are valued based upon their bid prices for securities held long, or their ask prices for securities sold short, as reported by those exchanges.  Securities traded on a non-U.S. securities exchange are valued at their closing sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities sold short) as reported by that exchange.  Listed options are valued at their bid prices (or ask prices in the case of listed options sold short) as reported by the exchange with the highest volume on the last day a trade was reported.  Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold short) as obtained from independent pricing services or one or more dealers making markets for those securities.  If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by, or under the supervision of, the Board of Trustees.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

Debt securities are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units.  Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation continues to be believed by the Board of Trustees to represent fair value.  If, in the view of the Adviser (or Sub-Adviser, as the case may be), the bid price of a listed option or debt security (or ask price, in the case of any such security sold short) does not fairly reflect the market value of the security, a valuation committee, comprised, among others, of at least one Trustee, may be convened to adopt procedures to be used to value the security at fair value, subject to the oversight of the valuation committee.

(b)
Illiquid and Restricted Securities – Certain positions taken on behalf of the Fund may be illiquid.  Lack of liquidity increases risk and may make it impossible to close out positions against which the market is moving, as well as cause delays in the payment of sales proceeds to the Fund.  Lack of liquidity can make it economically unfeasible for the Fund to recognize profits or limit losses on open positions.  Although the Adviser typically has reasonable prior notice of pending repurchases of Shares by the Trust, it is possible that the Fund will sell securities to satisfy repurchase requests, and lack of liquidity may negatively affect the prices received by the Fund when selling those securities.

The Fund may from time to time invest in restricted, as well as thinly traded, securities (including privately placed securities, which are subject to resale restrictions).  Restricted securities are securities that may not be sold to the public without an effective registration statement under the federal securities law or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.  There may be no trading market for these securities, and the Fund might only be able to liquidate these positions, if at all, at disadvantageous prices.  As a result, the Fund may be required to hold such securities despite adverse price movements.  In addition, if the Fund makes a short sale of an illiquid security, it may have difficulty in covering the short sale, resulting in a potentially unlimited loss on that position.

Certain securities that may be traded by the Fund are not listed on any recognized securities exchange or automated quotation system and no regular market has developed for such interests.  This may restrict the ability of the Fund to dispose of such in a timely fashion and at the current market price.  The Fund will value these securities in its portfolio according to procedures approved by the Board of Trustees.  These valuations are part of the calculation of the Fund’s net assets.

At December 31, 2007, the Adviser has determined that all Fund securities are liquid securities pursuant to a procedure approved by the Board of Trustees.  Of these securities, the Fund had restricted securities with an aggregate market value of $109,595,126 representing 72.05% of the Fund’s net assets.  These securities are eligible for resale to qualified institutional buyers in transactions exempt from registration under Rule 144A of the Securities Act of 1933.

(c)
When-issued Securities – The Fund may purchase securities on a “when-issued” basis.  These transactions involve a commitment to purchase these securities at a future date (ordinarily one month later).  The price of the underlying securities is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased on a when-issued basis prior to their delivery.  When-issued securities may be sold prior to the settlement date.

(d)
Residual Certificates – Residual certificates are issued as part of a Tender Option Bond (“TOB”) program. In a typical tender option bond program, fixed-rate municipal bonds (the "Underlying Municipal Bonds") are deposited in a trust (the "TOB Issuer"). The TOB Issuer will issue Floating Rate Certificates, entitling the holders to a variable interest rate based on prevailing short-term tax-exempt rates, and Residual Certificates, which establishes an economically leveraged position in the Underlying Municipal Bonds.  The Residual Certificate holder receives the interest on the Underlying Municipal Bonds less the floating rate paid to the Floating Rate Certificate holders (net of the TOB Issuer's expenses including liquidity fees related to the Floating Rate Certificates) and approximately 90% of any recognized gain in the value of the Underlying Municipal Bonds. Residual Certificates are sometimes known in the marketplace as "inverse floaters" because their yield will move inversely to short term interest rates.  Usually hedge agreements are executed in conjunction with an investment in Residual Certificates to offset risk.  The Fund, when investing directly in Residual Certificates, invests on a non-recourse basis to further mitigate risks.  In no instance has the Fund deposited any municipal bonds into TOB trusts for which it has purchased Residual Certificates.

(e)
Repurchase and Reverse Repurchase Agreements – Reverse repurchase agreements involve a sale of a security by the Fund to a bank or securities dealer and the Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate plus interest) on a specific date.  The proceeds of the sale are reported as liabilities and are carried at amortized cost.  The securities sold are carried as assets in the financial statements and are measured at fair value.  Repurchase agreements involve securities purchased by the Fund under agreements to resell them at a later date back to the counterparty.  These purchases are reported as assets and are carried at amortized cost.  Repurchase agreements generally allow for the resale of the subject security by the Fund to a third party, in which case, the obligation to sell the security under the repurchase agreement is reported as a liability referenced to the underlying asset with respect to amortized cost and accrued interest.  Interest earned on repurchase agreements and interest incurred on reverse repurchase agreements are recognized as interest income or interest expense, respectively, over the life of each agreement.  These transactions involve a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  Reverse repurchase transactions and resold repurchase obligations are leveraging transactions that may increase the volatility of the Fund’s investment portfolio.  Regulatory interpretations of the limitations on indebtedness applied by the 1940 Act require the Fund to demonstrate adequate asset coverage or to segregate sufficient cash or certain liquid securities when entering into leveraging transactions.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

(f)
Swap Agreements – The Fund may enter into interest rate, index and similar swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties under the agreements on a “net basis.”  Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The net amount is recorded as a receivable or payable on the Statement of Assets and Liabilities.  The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive.  Until a swap contract is settled in cash, the gain or loss on the notional amount plus interest or dividends on the securities less the interest paid by the Fund on the notional amount are recorded as unrealized gains or losses, and when cash is exchanged the gain or loss is recorded as realized gains or losses.  Regulatory interpretations of the limits on indebtedness applied by the 1940 Act require the Fund at certain times to demonstrate adequate asset coverage or to segregate sufficient cash or certain liquid securities with respect to certain swap positions.

(g)
Futures Contracts – Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.  Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Regulatory interpretations of the limitations on indebtedness applied by the 1940 Act require the Fund to demonstrate adequate asset coverage or to segregate sufficient cash or certain liquid securities when entering into futures positions.

Engaging in transactions in futures contracts involves risk of loss to the Fund that could adversely affect the value of the Fund’s net assets.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.  Successful use of futures also is subject to the Adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures.

(h)	Distributions to Shareholders – The Fund intends to distribute all of its net investment income and realized capital gains, if any, at least annually.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

(i)
Federal Income Taxes – For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable income and net capital gains to shareholders.  Additionally, the Fund intends to make all required distributions to avoid being liable for federal excise taxes.  Therefore, no provision has been made for federal income or excise taxes.

The MBS Subsidiary will be classified as a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes.  A CFC, such as the MBS Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.  It is expected that the MBS Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the “Safe Harbor”).

A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.”  A “U.S. Shareholder” includes any U.S. person that owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation.  Because the Fund is a U.S. person that will wholly-own the MBS Subsidiary, the Fund will be a U.S. Shareholder with respect to the MBS Subsidiary and the MBS Subsidiary will be a CFC.  As such, the Fund will be required to include all of the MBS Subsidiary’s “subpart F income” in its gross income for U.S. federal income tax purposes whether or not such income is distributed by the MBS Subsidiary.  “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives.  It is expected that all of the MBS Subsidiary’s income will be subpart F income.

The Fund’s recognition of the MBS Subsidiary’s subpart F income will increase the Fund’s tax basis in the MBS Subsidiary.  Distributions by the MBS Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the MBS Subsidiary.  “Subpart F income” is generally treated as ordinary income, regardless of the character of the MBS Subsidiary’s underlying income and will constitute “qualifying income” for Subchapter M purposes to the extent that such subpart F income is distributed to the Fund.

(j)
Use of Estimates – The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts at the date of the financial statements.  Actual results could differ from these estimates.

(k)
Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

(l)
Other – Investment transactions are recorded on trade date.  The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income is recognized on an accrual basis with accretion of discount and amortization of premium recorded using the effective interest method.  Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

Note 4: Agreements

The Trust entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser, on behalf of the Fund, under which the Adviser is responsible, subject to the supervision of the Trust’s Board of Trustees, for formulating a continuing investment program for the Fund.  In addition, the Adviser is responsible for the supervision and ongoing responsibility of any sub-adviser that may be retained by the Fund.  In consideration of the advisory and other services provided by the Adviser, the Fund pays the Adviser an annualized fee of 0.75% of its net assets (the “Management Fee”).

The Adviser has retained Spectrum Asset Management, Inc. (“Spectrum” or the “Sub-Adviser”) as a sub-adviser having discretionary authority to engage in Fund portfolio transactions, including certain hedging and other derivative transactions, primarily relating to preferred securities (and limited to that portion of the Fund’s portfolio designated to be invested in preferred securities, which presently is not expected to exceed 25%). The fee payable to Spectrum in consideration for its services as Sub-Adviser is paid by the Adviser at no cost to the Fund. That fee amounts to 0.20% on an annualized basis of that portion of the Fund’s net assets subject to Spectrum’s discretionary management for the period.  In addition, for the period ended December 31, 2007, Spectrum earned brokerage commissions from transactions executed on behalf of the Fund of $14,659.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

U.S. Bancorp Fund Services, LLC (in this capacity, the “Administrator”) provides certain administrative and investor services to the Trust. Under the terms of an administration agreement entered into between the Trust and the Administrator (the “Administration Agreement”), the Administrator is responsible, directly or through its agents, for, among other things: (1) computing and disseminating the net asset value of the Fund in accordance with the Declaration and Agreement of Trust of the Trust; (2) preparing the annual financial statements of the Trust, as well as quarterly reports regarding the Fund’s performance and net asset value; and (3) performing additional services, as agreed upon, necessary in connection with the administration of the Trust and the Fund. The Administrator is paid a monthly Administrative Fee calculated as a percentage of the net assets of the Fund, which fee provides for “breakpoints” (or fee reductions) at increasing asset levels.

U.S. Bank National Association, a national banking association (the “Custodian”), serves as the custodian of the assets of the Trust, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. The Custodian is paid a monthly custody fee calculated as a percentage of the net assets of the Fund.

U.S. Bancorp Fund Services, LLC (in this capacity, the “Transfer Agent”) serves as transfer agent with respect to subscription monies received from prospective investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Trust. The Transfer Agent is also responsible for maintaining a list of shareholders and generally performing any actions related to the issuance, repurchase and transfer of Shares and accepting payment for Shares. The Transfer Agent serves as the Fund’s dividend disbursing agent. In consideration of the transfer and escrow services provided by the Transfer Agent, the Fund pays the Transfer Agent a monthly fee based on the number of shareholder accounts serviced and related service fees.

Note 5: Expense Waivers and Reimbursement

Under the terms of the Fund’s Expense Waiver and Reimbursement Agreement, the Adviser may at its sole discretion reduce all or a portion of its Management Fee and, if necessary, bear certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) associated with operating the Fund (such fees and expenses borne by the Adviser being the “Expense Amount”).

In any given month, if the operating expense ratio for the Fund is below 1% of net assets, the Fund shall reimburse the Adviser on a monthly basis all or a portion of the aggregate Expense Amount, provided that the operating expense ratio for such month, including the reimbursed Expense Amount, does not exceed 1% of net assets; provided, however, that the Fund is not obligated to reimburse any such reduced or waived Management Fees, or expenses borne, more than three years after the end of the fiscal year in which the fee was reduced or waived or the expense was borne.  In addition, subject to approval by the Board of Trustees of the Trust, the Fund may choose to reimburse the Adviser such that total expenses exceeds 1% of net assets.  The Trust’s Board of Trustees shall review quarterly any reimbursement paid to the Adviser with respect to the Fund in such quarter.

The Adviser may, from time to time in its sole discretion, waive additional expenses to reduce the expense ratio below 1%.  During the period ended December 31, 2006 and the year ended December 31, 2007, the Adviser waived or paid $698,261 and $563,175, respectively, of Management Fees and other Fund expenses, subject to potential recovery expiring on December 31, 2009 and December 31, 2010, respectively.

Note 6: Organization and Offering Costs

Offering expenses of $475,892 have been incurred.  As the Fund has a continuous offering period, the offering expenses were amortized to expense over twelve months on a straight-line basis beginning upon commencement of the Fund’s operations, i.e., the first public sale of Shares.

Organization costs of $27,681 have been incurred by the MBS Subsidiary and  are included in the Statement of Operations.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

Note 7: Investment Transactions

During the period ended December 31, 2007, the aggregate purchases and sales of investments (excluding short term investments, futures contracts, securities sold short and swap contracts) were $432,433,915 and $436,618,642, respectively.

Note 8: Interest Rate Swap Contracts

The Fund had entered into interest rate swap contracts.  The net unrealized depreciation of $1,525,963 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements.  The terms of the open interest rate swap contracts at December 31, 2007, are as follows:

Counterparty	Rate to Receive	Rate to Pay	Notional Amount	Expiration Date	Unrealized Depreciation
Merrill Lynch Capital Services Inc.	3-Month LIBOR	4.736%	$4,617,000	3/24/2009	$(94,515)
Merrill Lynch Capital Services Inc.	3-Month LIBOR	4.769%	18,753,000	3/24/2010	(590,135)
Merrill Lynch Capital Services Inc.	3-Month LIBOR	4.822%	14,716,000	9/24/2010	(527,559)
Merrill Lynch Capital Services Inc.	3-Month LIBOR	5.358%	4,601,000	9/24/2017	(313,754)
			$42,687,000		$(1,525,963)

Note 9: Futures Contracts

The Fund had entered into long and short futures contracts.  The net unrealized depreciation of $366,306 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements.  The terms of the open long and short futures contracts at December 31, 2007, are as follows:

Contracts	Description	Expiration Date	Notional Market Value	Unrealized Appreciation (Depreciation)
(18)	90-Day Euro Dollar	March 2008	$(4,309,425)	$(32,312)
(20)	90-Day Euro Dollar	June 2008	(4,812,750)	(41,275)
(15)	90-Day Euro Dollar	September 2008	(3,619,125)	(53,350)
(15)	90-Day Euro Dollar	December 2008	(3,623,625)	(55,913)
(27)	90-Day Euro Dollar	March 2009	(6,522,525)	(87,287)
(6)	90-Day Euro Dollar	June 2009	(1,447,650)	(20,563)
(8)	90-Day Euro Dollar	September 2009	(1,927,000)	(26,275)
(9)	90-Day Euro Dollar	December 2009	(2,164,050)	(26,288)
(9)	90-Day Euro Dollar	March 2010	(2,160,562)	(23,350)
(1)	90-Day Euro Dollar	June 2010	(239,675)	(3,412)
1	Five-Year U.S. Treasury Notes	March 2008	110,281	16
(7)	Five-Year U.S. Treasury Notes	March 2008	(771,969)	2,625
1	Two-Year U.S. Treasury Notes	March 2008	210,250	234
(6)	Two-Year U.S. Treasury Notes	March 2008	(1,261,500)	844
(139)			$(32,539,325)	$(366,306)

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

Note 10: Income Taxes

At December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$208,328,014
Gross unrealized appreciation	$749,178
Gross unrealized depreciation	(6,679,001)
Net unrealized depreciation on investments	$(5,929,823)
Undistributed tax-exempt income	$–
Undistributed ordinary income	–
Undistributed long-term capital gain	–
Total distributable earnings	$–
Accumulated net realized loss	$(2,687,687)
Other cost basis adjustments	(1,758,300)
Accumulated net realized loss from MBS Subsidiary	(182,428)
Total temporary differences	$(4,628,415)
Total accumulated losses	$(10,558,238)

The cost basis of investments for tax and financial reporting purposes differs principally due to certain adjustments for instruments treated as debt for tax purposes.

The tax character of distributions paid during the year ended December 31, 2007 and the period ended December 31, 2006 was tax-exempt income of $3,473,853 and $704,308, respectively, and ordinary income of $2,834,453 and $998,565, respectively.

The Fund realized net capital losses in the post-October period of $335,571.  For tax purposes, these are deferred and treated as recognized on January 1, 2008.  As of December 31, 2007, the Fund had net capital loss carryovers of $2,352,116, which expire in 2014 and 2015, and are available to offset future capital gains.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2007, the following table shows the reclassifications made:

Paid in capital	$(22,208)
Accumulated net investment loss	188,367
Accumulated net realized loss	(166,159)

The permanent differences primarily relate to mortgage backed securities and interest rate swap contracts.

Note 11: New Accounting Standards

During the year ended December 31, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), a clarification of FASB Statement No. 109, “Accounting for Income Taxes”.  FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption and application of FIN 48 had no impact on the Fund’s net assets or results of operations for the year ended December 31, 2007.  The Fund’s federal and state income tax returns for tax years for which the applicable statues of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

In September 2006, the FASB issued its Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Citigroup Alternative Investments Tax Advantaged Short Term Fund:

We have audited the accompanying consolidated statement of assets and liabilities of the Citigroup Alternative Investments Tax Advantaged Short Term Fund and Subsidiary (the “Fund”), including the consolidated schedule of investments, securities sold short and reverse repurchase agreements, as of December 31, 2007, and the related consolidated statements of operations and cash flows for the year then ended and the consolidated statements of  changes in net assets and financial highlights for the year ended December 31, 2007 and for the period from August 1, 2006 (commencement of operations) through December 31, 2006. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, and the results of their operations and their cash flows for the year  ended December 31, 2007 and statement of changes in net assets and financial highlights for the year ended December 31, 2007 and for the period from August 1, 2006 through December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 29, 2008

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

ADDITIONAL TAX INFORMATION

For the period ended December 31, 2007, the Fund paid tax-exempt dividends of $3,473,853.  In addition, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentages of dividends declared from ordinary income designated as qualified dividend income is 23.95%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2007 is 18.25%.

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary income distributions designated as interest related dividends for the period ended December 31, 2007 is 75.73%.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

BOARD OF TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Fund is set forth below.  The address for each Trustee and officer in his or her capacity as such is 731 Lexington Avenue, 28th Floor, New York, NY 10022.  See the Prospectus for additional information about the Fund’s Trustees and officers.

INDEPENDENT TRUSTEES

NAME AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE

Kathleen Cuocolo, 55	Trustee	May 2006 – Present	President, Cuocolo & Associates (a consultancy firm on fund governance and operations) (2004-Present), Executive Vice President, State Street Corporation (1982-2003)	1	None
Thomas Volpe, 72	Trustee	September 2006 – Present	Consultant, Babcock & Brown (a diversified financial services company) (2001 - Present), Senior Vice President for Financial Operations, The Interpublic Group of Companies, Inc. (a marketing and communications services company) (1986 - 2001)	1	Director, e-Smart Technologies (a start-up developer of computer technologies), Trustee, the Rochdale Investment Trust (a registered investment company complex)
INTERESTED TRUSTEES

NAME AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE

Reaz Islam, 41	Trustee	February 2006 – Present	Managing Director and Senior Investment Officer, Head of Citigroup Fixed Income Alternatives, Citigroup Alternative Investments LLC	1	None

OFFICERS

NAME AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Reaz Islam, 41	President	May 2006 - Present	See biography above
Jeffrey L. Traum, 41	Vice President, Treasurer and Assistant Secretary	May 2006 - Present	Managing Director, Citigroup Fixed Income Alternatives, Citigroup Alternative Investments LLC
A. Marie Noble, 35	Chief Compliance Officer	March 2007 – Present
Associate General Counsel, Citigroup Alternative
Investments LLC (2006-Present); Assistant Vice President,
Assistant Secretary and Associate General Counsel,
ImClone Systems Incorporated (a biopharmaceutical
company) (2005-2006); Associate, Cleary, Gottlieb, Steen
& Hamilton (a law firm) (1998-2005)

Robert Nolan, 43	Vice President	May 2006 – Present	Managing Director, Citigroup Fixed Income Alternatives, Citigroup Alternative Investments LLC
Lauren Yorks, 34	Vice President, Secretary and Assistant Treasurer	May 2006 – Present	Director, Citigroup Fixed Income Alternatives, Citigroup Alternative Investments LLC
__________________________ * Term of office of each Trustee and officer is indefinite.

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CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available on the SEC’s website at http://www.sec.gov.  Information regarding the Adviser’s (or Sub-Adviser’s) proxy-voting record on behalf of the Trust for the most recent twelve-month period ended June 30 is available for review.  Please call the Trust at 866-832-9160 to request this information, which will also be available on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION

Additional information about the Trust and the Fund has been filed with the Securities and Exchange Commission and is available either on the Commission’s website at http://www.sec.gov or upon request and without charge by calling the Trust toll free at 866-832-9160.  The Fund’s annual and semi-annual reports to shareholders also are available on the SEC website or upon request and without charge by calling the Trust’s toll free number.

INVESTMENT ADVISER
Citigroup Alternative Investments LLC
731 Lexington Avenue, 28th Floor
New York, NY 10022

INVESTMENT SUB-ADVISER
Spectrum Asset Management, Inc.
2 High Ridge Park
Stamford, CT 06905

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
DISBURSING AGENT & SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank National Association
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

SPECIAL COUNSEL TO THE INDEPENDENT TRUSTEES
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Kathleen C. Cuocolo is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2006	FYE 12/31/2007
Audit Fees	$70,000	$66,950
Audit-Related Fees	$5,000	$0
Tax Fees	$29,000	$22,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant or to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser (not including any sub-adviser) for the last two years.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Citigroup Alternative Investments Trust
Proxies and Proxy Voting Procedures

The Fund does not invest in the equity securities of any company.  However, it does invest in fixed income securities where votes may occur.  Fixed-income security holders generally do not have the power to vote regarding routine corporate administrative matters, such as the appointment or election of directors.  However, the Adviser (or Sub-Adviser), on behalf of the Fund, may for example be asked to vote (a) when a fixed-income security in the Fund’s portfolio is in default, (b) as agent of the security owner on a creditor’s committee, (c) to accelerate the maturity of a defaulted security, (d) to consent to a proposed modification or waiver in a debt instrument’s terms, or (e) to approve, on behalf of the security owner, amendments to a trust indenture or a change in trustees.

In voting such securities by proxy, the Adviser (or Sub-Adviser) shall vote in a manner that the Adviser (or Sub-Adviser) determines, in its discretion, is in the best interest of the Fund and consistent with its duty of care and loyalty to the Fund.  The Adviser (or Sub-Adviser) will generally vote for proposals that maximize the value of the security.  The factors considered by the Adviser (or Sub-Adviser) will vary from security to security, and may include market information, liquidity, the debtor’s financial situation, the industry, and the Fund’s investment guidelines.  The Adviser (or Sub-Adviser) will also follow any voting guidelines that have been expressly agreed upon in the Fund’s advisory contract.

Conflicts of interest in making such determinations will be addressed, in the case of the Adviser, by a committee to include both portfolio management and compliance/legal representatives.  (If there is no conflict of interest, the proxy will be voted by the portfolio manager.)  For example, if the Fund’s portfolio holds a defaulting bond whose issuer is negotiating financing with a financial institution that the Adviser has a business relationship or counter-party relationship with, the committee will review the voting action, and if it determines that no true conflict is present it will approve the proxy vote.  The Sub-Adviser maintains separate procedures in respect of such conflicts of interest,

The Trust must file annually by August 31 a report of its 12-month voting record for the period ended June 30.  This requirement is also imposed on funds that have not been solicited by any of their portfolio issuers to vote on any matter during the period.  The CCO is responsible for completing this filing in a timely manner.  Investors can receive a copy of this report by contacting the Trust.

Spectrum Asset Management, Inc.

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

GENERAL POLICY

Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations).  While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:

●	That Spectrum act solely in the interest of clients in providing for ultimate long-term stockholder value.
●	That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
●	That custodian bank is aware of our fiduciary duty to vote proxies on behalf of others – Spectrum relies on the best efforts of its custodian bank to deliver all proxies we are entitled to vote.
●	That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).
●	That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES:

A.  Following ISS’ Recommendations

Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities.  Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”).  The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the f actors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

Spectrum generally votes proxies in accordance with ISS’ recommendations.  When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.

From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities.  Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations.  Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.

B.  Disregarding ISS’ Recommendations

Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote.

Spectrum will classify proxy vote issues into three broad categories:  Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact.  Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category.  New and unfamiliar issues are constantly appearing in the proxy voting process.  As new issues arise, we will make every effort to classify them among the following three categories.  If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”

As a fiduciary, Spectrum owes its clients an undivided duty of loyalty.  We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.

Identifying a Conflict of Interest.  There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy.  To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.

Monitoring for Conflicts of Interest.  All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution.  At least annually, the CCO, will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest.  CCO’s review will focus on the following three categories:

●
Business Relationships – The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent).  For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.

●
Personal Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.

●
Familial Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

●	A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.

●	Publicly available information.

●	Information generally known within Spectrum.

●
Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to CCO prior to any substantive discussion of a proxy matter.

●
Information obtained periodically from those persons whom CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).

The CCO may, at her discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person.  With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO and/or Director of Compliance may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” – On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution.  The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.

Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:

1.
Financial Materiality – The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question.  For purposes of proxy voting, each committee will presume that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount $1,000,000.  Different percentages or dollar amounts may be used depending on the proximity of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2.	Non-Financial Materiality – A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated on the facts of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution.  As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.

Resolving a Material Conflict of Interest – When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation.  If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly.  If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each to the manner in which Spectrum proposes to vote.

Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.

PROXY VOTING GUIDELINES

CATEGORY I:  Routine Administrative Items

Philosophy:  Spectrum is willing to defer to management on matters of a routine administrative nature.  We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders.  Examples of issues on which we will normally defer to management’s recommendation include:

1.           selection of auditors
2.           increasing the authorized number of common shares
3.           election of unopposed directors

CATEGORY II:  Special Interest Issues

Philosophy:  While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas.  In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility.  Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients.  We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders.  However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III:  Issues Having the Potential for Significant Economic Impact

Philosophy:  Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares.  We believe such issues should be carefully analyzed and decided by the owners of the corporation.  Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.

1.
Classification of Board of Directors.   Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year.  Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms.  Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors.  In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.

2.
Cumulative Voting of Directors.  Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard.  The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors.  Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders.  Outside shareholder involvement can encourage management to maximize share value.  We generally support cumulative voting of directors.

3.
Prevention of Greenmail.  These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company.  Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.  By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs.  Shareholders are left with an asset-depleted and often less competitive company.  We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual.  We are opposed to greenmail and will support greenmail prevention proposals.

4.
Supermajority Provisions.  These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance.  These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger.  In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

5.
Defensive Strategies.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

6.
Business Combinations or Restructuring.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

7.
Executive and Director Compensation.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

Policy Established May, 2003
Revised January, 2006

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of December 31, 2007:

NAME	TITLE	LENGTH OF SERVICE	BUSINESS EXPERIENCE DURING THE PAST 5 YEARS	ROLE OF PORTFOLIO MANAGER
Reaz Islam	President	May 2006 – Present	Managing Director and Senior Investment Officer, Head of Citi Fixed Income Alternatives, Citigroup Alternative Investments LLC	Individual having primary responsibility for the day-to-day management of the Fund. In that capacity he receives significant input and support from a team of analysts also employed by the Adviser.
Robert M. Nolan	Vice President	May 2006 – Present	Senior Credit Officer, Senior Portfolio Manager and Managing Director, Citi Fixed Income Alternatives, Citigroup Alternative Investments LLC	Assists Mr. Islam in the day-to-day management of the Fund.
Bernard M. Sussman	None (Chief Investment Officer of Sub-Adviser)	May 2006 – Present	Chief Investment Officer and Chairman of Spectrum's Investment Committee	Individual having primary responsibility for that portion of the Fund's portfolio delegated from time to time to Spectrum's management.

NAME	NUMBER OF REGISTERED INVESTMENT COMPANIES MANAGED AND TOTAL ASSETS FOR SUCH ACCOUNTS (INCLUDING THE TRUST)	BENEFICIAL OWNERSHIP OF EQUITY SECURITIES IN TRUST	NUMBER OF OTHER POOLED INVESTMENT VEHICLES MANAGED AND TOTAL ASSETS FOR SUCH ACCOUNTS	NUMBER OF OTHER ACCOUNTS MANAGED AND TOTAL ASSETS FOR SUCH ACCOUNTS
Reaz Islam	1, $152 million	0	10 accounts, $4.0 billion in capital	0
Robert M. Nolan	1, $152 million	0	10 accounts, $4.0 billion in capital	0
Bernard M. Sussman	11, $7.57 billion	0	11, $1.88 billion	46, $2.77 billion

With respect to the accounts identified in the table above, Mr. Islam manages ten pooled investment vehicles with assets totaling $4.0 billion in capital for which the advisory fees are based in part on performance of the accounts.

Mr. Islam's compensation is a combination of salary, discretionary bonus, deferred compensation, retirement plans and automatic participation in a company-funded retirement bonus.  The discretionary bonus is based upon the financial results and profitability of Citi as a whole, that of CAI as a whole, and that of CAI's Citi Fixed Income Alternative Investments business unit, which Mr. Islam is responsible for heading.  The discretionary bonus is not linked to the performance of any specific benchmark or that of any investment fund or account; nor are specific asset size targets considered.

With respect to the accounts identified in the table above, Mr. Nolan manages ten pooled investment vehicles with assets totaling $4.0 billion in capital for which the advisory fees are based in part on performance of the accounts.

Mr. Nolan's compensation is a combination of salary, discretionary bonus, deferred compensation, retirement plans and automatic participation in a company-funded retirement bonus.  The discretionary bonus is based upon the financial results and profitability of Citi as a whole, that of CAI as a whole, and that of CAI's Citi Fixed Income Alternative Investments business unit, which Mr. Nolan serves as a Senior Credit Officer and Senior Portfolio Manager.  The discretionary bonus is not linked to the performance of any specific benchmark or that of any investment fund or account; nor are specific asset size targets considered.

With respect to the accounts identified in the table above, Mr. Sussman manages no accounts for which the advisory fees are based in part on performance of the accounts.

Mr. Sussman receives all of his compensation from Spectrum and its parent company, Principal Global Investors, as a combination of salary and discretionary bonus paid on a quarterly basis.  Discretionary bonuses are determined by management after consideration of several factors including, but not necessarily limited to; changes in overall firm assets under management, portfolio performance relative to benchmarks, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service and contribution to the overall functioning of organization.  Performance is monitored over the period of a year and is measured against one, or a combination of two or more, of the following benchmarks; Merrill Lynch Hybrid Preferred Index, the Lehman Aggregate, or Lehman Capital Securities Index

The Portfolio Managers and Other Accounts - Potential Conflicts.  As shown in the tables above, each of Messrs. Islam, Nolan and Sussman is responsible for managing other accounts ("Other Accounts") in addition to the Fund.  In certain instances, conflicts may arise in their management of the Fund and such Other Accounts.

One situation where a conflict may arise between the Fund and an Other Account is in the allocation of investment opportunities among the Fund and the Other Account.  For example, it may be determined that there is an opportunity that is suitable for the Fund as well as for Other Accounts, which have a similar investment objective.  As a related matter, a particular security may be bought for one or more clients when one or more clients are selling that same security, which may adversely affect the Fund.  Each of the Adviser and Sub-Adviser has adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Accounts in a manner that is fair, equitable and consistent with fiduciary obligations to each party.

Management of the Fund and Other Accounts may result in a portfolio manager devoting a disproportionate amount of time and attention to the management of a particular account as against another.  This particularly may be the case when accounts have different objectives, benchmarks, time horizons, asset levels and fees.

The management of personal accounts by portfolio managers may give rise to potential conflicts of interest.  While each of the Adviser's and Sub-Adviser's code of ethics will impose limits on the ability of portfolio managers to trade for their personal accounts, there is no assurance that the codes of ethics will eliminate such conflicts.

Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in connection with the portfolio managers' management of the Fund's investments and such Other Accounts.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1, 2007 to July 31, 2007	N/A	N/A	N/A	N/A
August 1, 2007 to August 31, 2007	N/A	N/A	N/A	N/A
September 1, 2007 to September 30, 2007	1,146,718	$9.80	1,146,718	0
October 1, 2007 to October 31, 2007	N/A	N/A	N/A	N/A
November 1, 2007 to November 30, 2007	N/A	N/A	N/A	N/A
December 1, 2007 to December 31, 2007	1,846,071	$9.37	1,846,071	0
Total	2,992,789	$9.53	2,992,789	0

a.    The date each plan or program was announced – July 27, 2007 and October 26, 2007
b.    The dollar amount (or share or unit amount) approved – Up to 20% of its outstanding shares as of the Valuation date (September 30, 2007 and December 31, 2007).
c.    The expiration date (if any) of each plan or program – August 24, 2007 and November 27, 2007 at 12:00 midnight, New York time.
d.    Each plan or program that has expired during the period covered by the table – The plan from July 27, 2007 expired on August 24, 2007, and the plan from October 26, 2007 expired on November 27, 2007.
e.            Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases - The plan from July 27, 2007 expired on August 24, 2007, and the plan from October 26, 2007 expired on November 27, 2007.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                        Citigroup Alternative Investments Trust

By (Signature and Title)      /s/ Reaz Islam
  Reaz Islam, President

Date                                        March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Reaz Islam
  Reaz Islam, President

Date                                        March 7, 2008

By (Signature and Title)       /s/ Jeffrey Traum
   Jeffrey Traum, Treasurer

Date                                       March 7, 2008